UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2022
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Asana, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39495	26-3912448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Folsom Street,	Suite 100
San Francisco,	CA	94107
(Address of Principal Executive Offices)		(Zip Code)
(415) 525-3888
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	ASAN	New York Stock Exchange
Long-Term Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2022, Asana, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals outlined in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2022 and cast their votes as described below. The final results with respect to each proposal are set forth below.

Proposal One – Election of Directors

The stockholders elected each of the three persons named below as Class II directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

	FOR	WITHHELD	BROKER NON-VOTES
Andrew Lindsay	897,941,604	521,652	32,609,472
Lorrie Norrington	889,541,341	8,921,915	32,609,472
Justin Rosenstein	891,634,444	6,828,812	32,609,472

Proposal Two – Ratification of Selection of Independent Public Registered Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023. The results of such vote were:

FOR	AGAINST	ABSTAIN
930,664,653	306,475	101,600

Proposal Three – Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
895,072,047	3,278,298	112,911	32,609,472

Proposal Four – Non-Binding Advisory Vote on the Frequency of Future Votes on the Compensation of the Company’s Named Executive Officers

The stockholders’ preferred frequency of future advisory votes on the compensation of the Company’s named executive officers was “one year.” The results of such vote were:

ONE-YEAR	TWO-YEAR	THREE-YEAR	ABSTAIN	BROKER NON-VOTES
898,225,636	66,371	68,008	103,241	32,609,472

Based on these results and the recommendation of the Board in the Proxy Statement, the Company will conduct an advisory vote on the compensation of its named executive officers once every year until the next required advisory vote on the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASANA, INC.

Dated: June 14, 2022	By:	/s/ Eleanor Lacey
Eleanor Lacey
General Counsel & Corporate Secretary